Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

	Principal	Value
ASSET-BACKED SECURITY - 0.4%
American Express Credit Account Master Trust
Series 2022-3, Class A, 3.75%, 08/15/2027	$ 625,000	$ 613,513

Total Asset-Backed Security (Cost $609,106)		613,513

CORPORATE DEBT SECURITIES - 19.1%
Banks - 9.9%
BAC Capital Trust XIV
3-Month LIBOR + 0.40%, 5.27% (A), 04/17/2023 (B)	779,000	581,763
Banco Santander Chile
3.18%, 10/26/2031 (C)	945,000	799,236
Bank of America Corp.
4.18%, 11/25/2027	476,000	458,930
CPI-YoY + 1.10%, 7.55% (A), 11/19/2024	5,000,000	4,971,800
Barclays Bank PLC
CPI-YoY + 1.00%, 7.45% (A), 05/22/2023	2,600,000	2,592,746
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (A), 11/03/2032	490,000	398,539
CPI-YoY + 0.00%, 8.91% (A), 03/27/2025	1,000,000	1,011,250
Corestates Capital II
3-Month LIBOR + 0.65%, 5.48% (A), 01/15/2027 (C)	244,000	227,033
HSBC Holdings PLC
6.33% (A), 03/09/2044 (D)	202,000	211,919
Fixed until 11/03/2032, 8.11% (A), 11/03/2033	497,000	556,247
Intesa Sanpaolo SpA
Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	309,000	204,573
Lloyds Banking Group PLC
Fixed until 03/06/2028, 5.87% (A), 03/06/2029	203,000	204,492
Mizuho Financial Group, Inc.
Fixed until 05/27/2030, 5.74% (A), 05/27/2031	870,000	884,990
NatWest Group PLC
Fixed until 08/28/2030, 3.03% (A), 11/28/2035	499,000	379,997
UniCredit SpA
Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (C)	660,000	543,396

		14,026,911

Broadline Retail - 0.1%
Nordstrom, Inc.
4.25%, 08/01/2031	193,000	137,995

Capital Markets - 0.8%
Deutsche Bank AG
Fixed until 05/28/2031, 3.04% (A), 05/28/2032	400,000	307,672

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	$ 800,000	$ 648,489
Morgan Stanley
Fixed until 09/16/2031, 2.48% (A), 09/16/2036	167,000	126,782

		1,082,943

Chemicals - 1.2%
Albemarle Corp.
4.65%, 06/01/2027	700,000	687,827
5.65%, 06/01/2052	630,000	603,395
Eastman Chemical Co.
5.75%, 03/08/2033	258,000	262,074
OCI NV
6.70%, 03/16/2033 (C)	201,000	200,366

		1,753,662

Commercial Services & Supplies - 0.2%
Triton Container International Ltd.
3.15%, 06/15/2031 (C)	402,000	317,727

Food Products - 0.4%
Smithfield Foods, Inc.
5.20%, 04/01/2029 (C)	670,000	625,212

Hotels, Restaurants & Leisure - 0.5%
Warnermedia Holdings, Inc.
5.14%, 03/15/2052 (C)	788,000	636,233

Insurance - 0.9%
Enstar Group Ltd.
3.10%, 09/01/2031	588,000	453,823
Hartford Financial Services Group, Inc.
3-Month LIBOR + 2.13%, 6.99% (A), 02/12/2067 (C)	1,051,000	847,448

		1,301,271

Metals & Mining - 2.9%
Anglo American Capital PLC
3.88%, 03/16/2029 (C)	1,850,000	1,699,445
BHP Billiton Finance USA Ltd.
4.90%, 02/28/2033	500,000	509,830
Glencore Funding LLC
2.63%, 09/23/2031 (C)	93,000	76,299
2.85%, 04/27/2031 (C) (D)	547,000	460,050
Newcrest Finance Pty Ltd.
5.75%, 11/15/2041 (C)	515,000	507,297
South32 Treasury Ltd.
4.35%, 04/14/2032 (C)	1,013,000	903,504

		4,156,425

Oil, Gas & Consumable Fuels - 2.0%
Apache Corp.
4.25%, 01/15/2030 (D)	400,000	365,000
Enbridge, Inc.
Fixed until 07/15/2027, 5.50% (A), 07/15/2077	874,000	769,499
Energy Transfer LP
4.95%, 05/15/2028	260,000	256,058
5.75%, 02/15/2033	131,000	133,569
3-Month LIBOR + 4.03%, 8.89% (A), 04/17/2023 (B) (D)	755,000	671,517

Transamerica Series Trust	Page 1

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP
3-Month LIBOR + 4.11%, 8.98% (A), 05/01/2023 (B)	$ 142,000	$ 121,822
Enterprise Products Operating LLC
3.70%, 01/31/2051	438,000	337,043
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	278,000	235,084

		2,889,592

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc.
2.60%, 02/15/2033 (C)	300,000	235,079

Total Corporate Debt Securities (Cost $29,754,923)		27,163,050

FOREIGN GOVERNMENT OBLIGATIONS - 29.8%
Australia - 4.3%
Australia Government Bonds
2.50%, 09/20/2030 (E)	AUD 3,775,000	3,829,763
Series 27CI,
0.75%, 11/21/2027 (E)	2,800,000	2,210,580

		6,040,343

Canada - 2.2%
Canada Government Real Return Bonds
4.00%, 12/01/2031	CAD 1,010,310	929,024
4.25%, 12/01/2026	2,715,662	2,237,599

		3,166,623

France - 3.4%
French Republic Government Bonds OAT
0.70%, 07/25/2030 (E)	EUR 3,001,775	3,397,374
3.15%, 07/25/2032 (E)	1,036,280	1,424,308

		4,821,682

Germany - 4.0%
Deutsche Bundesrepublik Inflation-Linked Bonds
0.10%, 04/15/2026 (E)	3,710,603	4,038,023
0.50%, 04/15/2030 (E)	1,421,633	1,606,132

		5,644,155

Japan - 5.3%
Japan Government CPI-Linked Bonds
0.10%, 03/10/2026 - 03/10/2028	JPY 966,377,300	7,533,899

Mexico - 0.6%
Mexico Government International Bonds
4.28%, 08/14/2041	$ 1,047,000	854,822

New Zealand - 3.7%
New Zealand Government Inflation-Linked Bonds
2.00%, 09/20/2025 (E)	NZD 6,500,000	5,165,592

United Kingdom - 6.3%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (E)	GBP 6,205,201	7,583,293
1.25%, 11/22/2032 (E)	995,622	1,409,722

		8,993,015

Total Foreign Government Obligations (Cost $44,387,944)		42,220,131

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 48.7%
U.S. Treasury - 0.2%
U.S. Treasury Bonds
4.00%, 11/15/2042	$ 300,000	$ 307,688

U.S. Treasury Inflation-Protected Securities - 48.5%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051	1,579,614	1,093,497
0.63%, 02/15/2043	4,683,276	3,950,554
0.75%, 02/15/2042 - 02/15/2045	10,337,573	8,911,651
1.00%, 02/15/2046	1,767,206	1,579,250
1.38%, 02/15/2044	1,668,342	1,615,473
1.50%, 02/15/2053	1,207,428	1,224,690
2.00%, 01/15/2026	3,013,880	3,056,969
2.38%, 01/15/2025 - 01/15/2027	5,494,647	5,638,115
3.63%, 04/15/2028	1,109,532	1,237,605
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2024 - 01/15/2032	12,824,824	12,092,150
0.25%, 01/15/2025 - 07/15/2029	4,518,064	4,308,292
0.38%, 07/15/2023 - 07/15/2027	11,840,175	11,521,987
0.50%, 01/15/2028	4,243,925	4,097,045
0.63%, 01/15/2024 - 07/15/2032	4,752,653	4,617,951
0.75%, 07/15/2028	3,932,049	3,854,368

		68,799,597

Total U.S. Government Obligations (Cost $73,225,620)		69,107,285

	Shares	Value
PREFERRED STOCK - 0.3%
Banks - 0.3%
US Bancorp,
Series A, 3-Month LIBOR + 1.02%, 5.85% (A) (D)	500	375,000

Total Preferred Stock (Cost $416,875)		375,000

SHORT-TERM INVESTMENT COMPANY - 0.7%
Money Market Fund - 0.7%
State Street Institutional U.S. Government Money Market Fund, 4.70% (F)	1,025,364	1,025,364

Total Short-Term Investment Company (Cost $1,025,364)		1,025,364

OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.79% (F)	1,302,090	1,302,090

Total Other Investment Company (Cost $1,302,090)		1,302,090

Total Investments (Cost $150,721,922)		141,806,433
Net Other Assets (Liabilities) - 0.1%		146,832

Net Assets - 100.0%		$ 141,953,265

Transamerica Series Trust	Page 2

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	05/04/2023	USD	5,863,620	AUD	8,325,000	$291,948	$—
JPMS	05/04/2023	USD	2,664,077	CAD	3,559,100	29,281	—
JPMS	05/04/2023	USD	9,831,436	EUR	9,000,000	52,154	—
JPMS	05/04/2023	USD	8,384,983	GBP	6,800,000	—	(9,439)
JPMS	05/04/2023	USD	4,476,151	NZD	6,900,000	161,395	—
JPMS	05/08/2023	USD	7,807,818	JPY	1,002,708,000	210,485	—

Total						$745,263	$(9,439)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$613,513	$—	$613,513
Corporate Debt Securities	—	27,163,050	—	27,163,050
Foreign Government Obligations	—	42,220,131	—	42,220,131
U.S. Government Obligations	—	69,107,285	—	69,107,285
Preferred Stock	375,000	—	—	375,000
Short-Term Investment Company	1,025,364	—	—	1,025,364
Other Investment Company	1,302,090	—	—	1,302,090

Total Investments	$2,702,454	$139,103,979	$—	$141,806,433

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$745,263	$—	$745,263

Total Other Financial Instruments	$—	$745,263	$—	$745,263

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(9,439)	$—	$(9,439)

Total Other Financial Instruments	$—	$(9,439)	$—	$(9,439)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, the total value of 144A securities is $8,282,898, representing 5.8% of the Portfolio’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,782,276, collateralized by cash collateral of $1,302,090 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $517,040. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At March 31, 2023, the total value of Regulation S securities is $30,664,787, representing 21.6% of the Portfolio’s net assets.
(F)	Rates disclosed reflect the yields at March 31, 2023.
(G)	There were no transfers in or out of Level 3 during the period ended March 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

Transamerica Series Trust	Page 3

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate

Transamerica Series Trust	Page 4

Transamerica PineBridge Inflation Opportunities VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Effective September 8, 2022, Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 5

Transamerica PineBridge Inflation Opportunities VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 6